® THERAPEUTICS Pioneering mRNA Cell Therapy for Autoimmunity August 2024 C A R T E S I A N T H E R A P E U T I C S Exhibit 99.2

Forward-Looking Statements Disclosures For the purposes of this notice, the “presentation” that follows shall mean and include the slides that follow, the oral presentation of the slides by members of management of Cartesian Therapeutics, Inc. (the “Company”) or any person on their behalf, any question-and-answer session that follows such oral presentation, hard copies of this document and any materials distributed at, or in connection with, such oral presentation. Forward-looking Statements Any statements in this presentation about the future expectations, plans and prospects of the Company, including without limitation, statements regarding the Company’s expected cash resources and cash runway, the Company’s pro forma cash resources, conversion of the Company’s Series B Non-Voting Convertible Preferred Stock and remaining Series A Non-Voting Convertible Preferred Stock, the Company’s in-house manufacturing capabilities, the potential of the Company’s technology to enable precision control and optimization of engineered cells for diverse cell therapies leveraging multiple modalities, the potential of Descartes-08, Descartes-15, Descartes-33 and the Company’s other product candidates to treat myasthenia gravis, systemic lupus erythematosus, or any other disease, the anticipated timing or the outcome of ongoing and planned clinical trials, studies and data readouts, the anticipated timing or the outcome of the FDA’s review of the Company’s regulatory filings, the Company’s ability to conduct its clinical trials and preclinical studies, the timing or making of any regulatory filings, the anticipated timing or outcome of selection of developmental product candidates, the ability of the Company to consummate any expected agreements and licenses and to realize the anticipated benefits thereof, the novelty of treatment paradigms that the Company is able to develop, the potential of any therapies developed by the Company to fulfill unmet medical needs, the Company’s ability to enter into and maintain its strategic partnerships, and enrollment in the Company’s clinical trials and other statements containing the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “hypothesize,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would,” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including, but not limited to, the following: the uncertainties inherent in the initiation, completion and cost of clinical trials (including proof of concept trials), including uncertain outcomes, the availability and timing of data from ongoing and future clinical trials and the results of such trials, whether preliminary results from a particular clinical trial will be predictive of the final results of that trial and whether results of early clinical trials will be indicative of the results of later clinical trials, the ability to predict results of studies performed on human beings based on results of studies performed on non-human subjects, the unproven approach of the Company’s RNA Armory® technology, potential delays in enrollment of patients, undesirable side effects of the Company’s product candidates, its reliance on third parties to conduct its clinical trials, the Company’s inability to maintain its existing or future collaborations, licenses or contractual relationships, its inability to protect its proprietary technology and intellectual property, potential delays in regulatory approvals, the availability of funding sufficient for its foreseeable and unforeseeable operating expenses and capital expenditure requirements, the Company’s recurring losses from operations and negative cash flows, substantial fluctuation in the price of the Company’s common stock, risks related to geopolitical conflicts and pandemics and other important factors discussed in the “Risk Factors” section of the Company’s most recent Annual Report on Form 10-K and subsequently filed Quarterly Reports on Form 10-Q, and in other filings that the Company makes with the Securities and Exchange Commission. In addition, any forward-looking statements included in this presentation represent the Company’s views only as of the date of its publication and should not be relied upon as representing its views as of any subsequent date. The Company specifically disclaims any intention to update any forward-looking statements included in this presentation, except as required by law. 2

3 Clinical-stage company pioneering mRNA cell therapies designed to expand the reach of cell therapy to autoimmunity • Pipeline of mRNA cell therapies designed to be dosed more reliably and safely in an outpatient setting without lymphodepletion • Descartes-08: Potential first-in-class mRNA CAR T-cell (CAR-T) with deep and durable responses observed in randomized, double- blind, placebo-controlled Phase 2b trial in patients with myasthenia gravis (MG) • Wholly-owned GMP manufacturing designed to enable rapid optimization of processes in iterative manner MULTIPLE ANTICIPATED NEAR-TERM CATALYSTS Strong balance sheet with approximately $213.3 million* Expected to support continued clinical development of Descartes-08 in MG through Phase 3 and early commercial activities, as well as continued development and expansion of autoimmune pipeline PRO FORMA CASH RESOURCES • EoP2 meeting with FDA to discuss MG Phase 3 plan expected by end of 2024 • Initiation of Phase 2 autoimmune basket trial expected in 2H 2024 DESCARTES-08 • Next-generation mRNA CAR-T candidate • Dosing of first patient expected by year-end in first-in- human Phase 1 clinical trial DESCARTES-15 CAR, Chimeric antigen receptor SLE, Systemic Lupus Erythematosus EoP2, End of Phase 2 FDA, Food and Drug Administration * Includes approximately $88.9 million of cash, cash equivalents, and restricted cash as of June 30, 2024, and net proceeds from PIPE financing in July 2024. GMP, Good manufacturing practices

Experienced management team to lead the mRNA cell therapy company of the future Matthew Bartholomae General Counsel Metin Kurtoglu, MD, PhD CTO Milos Miljkovic, MD CMO Blaine Davis CFO Chris Jewell, PhD CSO Carsten Brunn, PhD President and CEO MANAGEMENT Emily English, PhD SVP, Head of Manufacturing Operations 4 BOARD MEMBERS Patrick Zenner Director Nishan De Silva, MD Director Timothy Springer, PhD Director Timothy Barabe Director Michael Singer, MD, PhD Director Carrie S. Cox Chairman Murat Kalayoglu, MD, PhD Director Jessica Keliher CPO Kemal Malik, MBBS Director

• mRNA cell therapy does not require lymphodepleting chemotherapy • No associated cytopenia, secondary malignancies, or other chemotherapy toxicities • Reduced burden on patients, caregivers, and healthcare system • Convenient dosing schedule Cartesian’s mRNA approach is designed to expand the reach of potent cell therapy products to address autoimmunity Administered Outpatient No Lymphodepletion • Administered at therapeutic doses without uncontrollable proliferation • Transient CAR protein expression due to mRNA degradation and natural dilution Delivered at Therapeutic Levels • mRNA does not replicate and allows for more predictable response • Does not carry risk of genomic integration Transient Cell Modification • Control over product quality and production • Autologous approach with approximately three weeks from apheresis to first infusion In-House cGMP Manufacturing 5

Wholly-owned pipeline targets autoimmune disease * IND for pediatric basket trial expected by year-end 2024, includes juvenile SLE, juvenile MG and other conditions ** Phase 1 dose escalation trial in myeloma underway, first patient dosing expected by year-end Asset Indications Discovery/Preclinical Phase 1 Phase 2 Pivotal Descartes-08 Autologous mRNA CAR-T Myasthenia Gravis (MG) Systemic Lupus Erythematosus (SLE) Pediatric Autoimmune Diseases* Descartes-15 Autologous mRNA CAR-T Autoimmune Diseases** 6

® THERAPEUTICS 7 Descartes-08 is believed to be the first mRNA CAR-T in clinical development for autoimmune disease Engineered by transfection of autologous CD8+ T cells with mRNA encoding anti-BCMA CAR Typical lot processed for infusion within ~3 weeks Granted U.S. FDA orphan and RMAT designations for generalized myasthenia gravis RMAT, Regenerative Medicine Advanced Therapy

Current treatments require chronic or frequent administration and have limited durability >120,000 Patients in the U.S. and EU Significant unmet need remains Characterized by debilitating fatigue and muscle weakness Limbs Respiratory Ocular Facial Myasthenia gravis is a rare, progressive autoimmune disease with significant unmet need 8

® THERAPEUTICS Met primary endpoint • 71% response rate at Month 3 for Descartes-08 patients vs. 25% for placebo (p<0.05) Deep, durable responses observed in patients treated with Descartes-08 Safety profile continues to support outpatient administration Data support advancement to Phase 3 9 Descartes-08 in MG Phase 2b Topline Results • Responders observed to have ~3x greater improvements than clinically meaningful* • Deep, durable responses and favorable safety profile observed in highly symptomatic, heavily pre-treated patients with MG • Novel design: randomized double-blind placebo- controlled trial of engineered cell therapy in autoimmunity *Clinically meaningful response: three-point reduction in MG Composite score from baseline

Phase 2b trial: double-blind, placebo-controlled clinical trial of Descartes-08 in patients with myasthenia gravis



Leukapheresis & Cell Processing
Days -59 to -10
Randomization
1:1
Day -70
Day -60
Day -50
Day -40
Day -30
Day -20
Day -10
Vein-to-vein time ~3 weeks
Descartes-08
Open Label Follow-Up
Month 4, Month 6, Month 9, Month 12
Blinded Dosing
Six weekly doses of Descartes-08 or placebo
Unblinding
Open Label Follow-Up
Month 2, Month 3, Month 4, Month 6, Month 9, Month 12
Placebo
Descartes-08
Placebo to Descartes-08 Cross Over
Single infusion
WK1
6
8
12
Follow-Up
Month 1, Month 2, Month 3

INCLUSION CRITERIA
- Non-MuSK-MG
- MGFA Class II-IV
- MG-ADL ≥6
- Severe disease despite stable doses of immunosuppressants

PRIMARY ENDPOINT
- Proportion of patients with MG Composite improvement of ≥5-points at Month 3, relative to placebo
- Predefined primary efficacy dataset

SECONDARY OBJECTIVES
- Safety and tolerability from predefined safety dataset
- Quantify clinical effect of Descartes-08 over 1 year
- QMG, MG QoL 15R, MG-ADL (change from baseline to Month 3)
- Compare effect of Descartes-08 versus placebo on MG scales (change from baseline to Month 3) in patients who cross over from placebo to Descartes-08

MGFA, Myasthenia Gravis Foundation of America
MG-ADL, Myasthenia Gravis Activities of Daily Living scale
MG QMG, Quantitative MG Scores
MG QoL 15R, MG Quality of Life 15-revised

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® THERAPEUTICS 11 Mean decrease from Baseline in the prespecified primary efficacy population (n=26) • p<0.05 by Mann-Whitney U test at Month 3 in MGC and MG-ADL LRP4+, low-density lipoprotein receptor-related protein 4 Statistically significant improvements observed in Descartes-08 patients at Month 3 assessment • Non-responders (n=4) • 1 LRP4+ MG non-responder at Month 3 onward • 1 additional non-responder at Month 3 onward • 1 responded during open label follow-up • 1 has not reached 1st open label follow-up • Placebo response generally in line with expectations Descartes-08 Placebo

® THERAPEUTICS 12Mean decrease from Baseline in MGC Responders (participants who achieved a ≥5-point reduction in MGC at Month 3, n=10. Month 4 n=5, Month 6 n=3. Deep and durable responses observed in Descartes-08 responders through Month 6 • Results consistent with Phase 2a open-label trial findings

® THERAPEUTICS Observed safety results support outpatient administration and in line with Phase 2a observations 13 Descartes-08 (n=19) Placebo (n=17) Grade 1 Grade 2 Grade 3 Grade 1 Grade 2 Grade 3 Headache 6 (32%) 4 (21%) 2 (12%) 3 (18%) Chills 7 (37%) 4 (21%) 1 (6%) Nausea 2 (11%) 5 (26%) 2 (12%) 2 (12%) Fever 6 (32%) 3 (17%) 1 (6%) Fatigue 5 (26%) 1 (5%) 1 (6%) Myalgia 3 (16%) 3 (16%) 1 (6%) Infusion related reaction 1 (5%) 2 (11%) 1 (6%) 1 (6%) Muscle weakness 1 (5%) 1 (5%) 1 (6%) Arthralgia 1 (5%) 1 (6%) 1 (6%) Tachycardia 3 (16%) Herpes simplex reactivation 2 (11%) 1 (6%) Dysgeusia 3 (16%) Diarrhea 1 (5%) 1 (6%) Sweating 1 (5%) 1 (6%) Limb edema 1 (5%) 1 (5%) Flushing 2 (11%) Dyspnea 1 (5%) 1 (5%) Insomnia 2 (11%) Vomiting 2 (11%) Tremor 2 (11%) Safety dataset comprises all subjects who received at least one dose of Descartes-08 (n=19) or placebo (n=17) All Grade 1–2 adverse events deemed possibly, probably or definitely related to the study drug with a cumulative incidence ≥10% and all Grade 3 adverse events deemed possibly, probably or definitely related to the study drug are reported. There were no Grade 4 adverse events. AE, Adverse event • No cytokine release syndrome • No neurotoxicity or ICANS • Most AEs were transient or mild

Phase 2a update: Descartes-08 retreatment led to sustained clinically meaningful responses

- **Retreated patients experienced rapid improvement in clinical scores and maintained minimal symptom expression for up to one year after receiving second treatment cycle**



Descartes – 08 infusions
Descartes – 08 retreatment
Scr
M4
M6
M9
M12
M15
M18
M21
M24
Patient 1
MGC score
0
5
10
15
20
25
Descartes – 08 infusions
Descartes – 08 retreatment
Patient 2
MGC score

Manuscript submitted for peer review; pre-print available at medRxiv.org

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Planned next steps for Descartes-08 in MG 15 EoP2 meeting with FDA expected by year-end Initiate Phase 3 clinical trial RMAT designation to support efficient development plan in collaboration with FDA

Exploring potential of Descartes-08 in Systemic Lupus Erythematosus (SLE) 16 • Open-label trial in up to 30 adults with moderate to severe multi-refractory SLE and no CNS involvement • Designed to assess safety, tolerability, and manufacturing feasibility of Descartes-08 in patients with SLE • Secondary objectives include standard measures of clinical activity in SLE: • Systemic Lupus Erythematosus Disease Activity Index 2000 (SLEDAI-2K) • Physician Global Assessment (PGA) • Systemic Lupus Erythematosus Responder Index (SRI) • British Isles Lupus Assessment Group (BILAG)–based Composite Lupus Assessment (BICLA) Screening (Days -60 to -15) Leukapheresis & Cell Processing (Days -59 to -14) ~3 Weeks Vein-to-Vein Time Descartes-08 (Day 1, 8, 15, 22, 29, 36) Safety/Response Assessment (Day 50) Follow up visits (Months 3, 6, 9, 12) IND CLEARED, FIRST PATIENT DOSED IN 1H 2024 PHASE 2 TRIAL ONGOING IND, Investigational New Drug Application

SLE • Open-label Phase 2 trial • First patient dosed Potential New Indications • Pediatric autoimmune diseases • Neurological and rheumatological autoimmune diseases MG • EoP2 FDA meeting expected by end of 2024 • Potential initiation of Phase 3 trial following FDA meeting Leveraging clinical proof-of-concept of Descartes-08 in MG to expand autoimmune pipeline Intend to leverage the potential of Descartes-08 across multiple clinical programs 17

Descartes-15, a next generation anti-BCMA mRNA CAR-T with >10x potency observed in preclinical studies Potent killing (single target exposure) Persistent killing (multiple exposures) (1:2) (1:8) (1:32) 0 50 100 % S pe ci fic K ill in g DC-15 DC-08 Vehicle EP escartes-08 escartes-15 Control (1:2) (1:8) (1:32) 0 50 100 % S pe ci fic K ill in g DC-15 DC-08 Vehicle EP escartes-08 escartes-15 Control Descartes-15 is an anti-BCMA mRNA CAR-T with potential disruptive features: • Engineered for maximum potency and CAR stability, even in the presence of target-driven suppression of CAR • Clinical strategy expected to leverage safety and clinical activity data from Descartes-08 Day 0 Day 1 Day 2 Day 5 Day 7 Day 9 0 1000 2000 3000 M FI DC-15 DC-08 Vehicle EP escartes-08 escartes-15 Control Superior CAR expression Contro l Des ca rte s-1 5 0 2×108 4×108 6×108 8×108 Day 21 To ta l F lu x (p /s ) Control Descartes-15 Contro l Des ca rte s-1 5 0 1×107 2×107 3×107 Day 11 To ta l F lu x (p /s ) Day 21Day 11Efficient killing of BCMA+ target cells1 Day 11 1 MM1-S disseminated myeloma model in NSG mice infused with either control T-cells or Descartes-15 18

Wholly-owned, in-house manufacturing: 27,000 sq. ft. state-of-the-art cGMP facility Ownership of quality control and production timelines Flexibility to quickly adapt to changes in processes or needs Potential cost efficiency Clinical and commercial manufacturing scale capabilities support maturing pipeline and future growth Facility located in Frederick, MD

Maturing pipeline offers potential for multiple catalysts 20 Descartes-08 in MG Descartes-08 in SLE Descartes-08 Pediatric Basket Trial EoP2 meeting with FDA expected by end of 2024; potential initiation of Phase 3 trial to follow Phase 2 open-label trial ongoing, with first patient dosed in 1H 2024 Plan to file IND for Phase 2 pediatric basket trial in neurological and rheumatological autoimmune indications in 2H 2024 Phase 1 first-in-human trial underway with first patient dosing expected in 2H 2024 Descartes-15

® THERAPEUTICS Strong Financial Position Expected to Support Pipeline Through Key Milestones *Includes settlement of 3.6 million common stock from July 2024 PIPE financing. **Further includes approximately 166.3 thousand shares of Series A Non-Voting Convertible Preferred Stock and approximately 2.9 million shares of Series B Non-Voting Convertible Preferred Stock that remain subject to beneficial ownership limitations that are convertible into approximately 5.5 million and 2.9 million shares of common stock, respectively. The conversion of the Series B Non-Voting Convertible Preferred Stock remains subject to stockholder approval. ***Further includes outstanding options, RSUs and warrants. PIPE, Private investment in public equity $213.3M Includes approximately $88.9 million in cash, cash equivalents, and restricted cash as of June 30, 2024, and net proceeds from July 2024 PIPE financing 21 29.9M21.4M Basic shares outstanding as of 8/7/24* Basic shares outstanding upon full conversion of outstanding Series A and Series B Preferred** 33.3M Fully diluted shares outstanding*** <60 FULL TIME EMPLOYEES Based in Gaithersburg, MD and Frederick, MD

PIONEERING mRNA CELL THERAPIES

Pipeline designed to expand the reach of cell therapy to autoimmunity

MATURING PIPELINE WITH EXPECTED NEAR-TERM CATALYSTS

Clinically differentiated platform with EoP2 meeting for Descartes-08 in MG planned by year-end

EXPERIENCED LEADERSHIP TEAM

Focused on disciplined investment and creating value for stockholders and patients

STRONG BALANCE SHEET TO SUPPORT MATURING PIPELINE

Current pro forma cash expected to support Descartes-08 through Phase 3 and early commercial activities, expansion of autoimmune pipeline, and enhancements to manufacturing capabilities

® THERAPEUTICS Pioneering mRNA Cell Therapy for Autoimmunity C A R T E S I A N T H E R A P E U T I C S

® THERAPEUTICS Appendix

Descartes-08 is designed for dual action, precisely targeting two key BCMA+ cell populations involved in a spectrum of autoimmune diseases

Descartes-08 is designed to target BCMA, a surface antigen expressed on ***plasma cells/plasmablasts*** and ***plasmacytoid dendritic cells***

PLASMA CELLS (PCs) AND PLASMABLASTS

- PCs, plasmablasts and proliferating B cells targeted by Descartes-08 represent a tiny fraction of B cells
- These cells are entirely responsible for secreting pathogenic autoantibodies
- During autoimmunity, autoantibodies attack host tissue and drive inflammation

PLASMACYTOID DENDRITIC CELLS (pDCs)

- pDCs, which Descartes-08 is designed to target, are a rare subset of antigen-presenting cells
- These cells secrete high levels of cytokines (i.e., type I interferons) that cause inflammation and tissue damage during many human autoimmune diseases
- pDCs are increased in patients with autoimmunity (e.g., SLE) and interfere with optimal treatment

Several autoimmune disease segments involve pathogenic contributions from ***both PCs/plasmablasts*** and ***pDCs***, including rheumatology, nephrology, neurology, and others

Selectively deleting PCs/plasmablasts and pDCs, if successful, may create a differentiated cell therapy platform


Plasma cell
Autoantibodies
Attack of disease-specific host tissues


Ab-bound nuclear antigen
pDC activation
type I interferons
Cytokine driven Inflammation and tissue damage

Cartesian Therapeutics

BCMA: B cell maturation antigen; SLE: systemic lupus erythematosus

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Phase 2b: 14 patients received Descartes-08 and 12 patients received placebo in the pre-specified primary efficacy dataset 27 Academic medical centers 9 Community clinics 1 Early drop-out 26 Primary efficacy dataset 14 Randomized to Descartes-08 12 Randomized to placebo 5 Randomized to Descartes-08 4 Randomized to placebo • Consistent with current IND, primary efficacy dataset includes modified ITT population enrolled at academic medical centers qualified for MG Composite assessment with at least one post-baseline follow-up. • Safety dataset includes all participants at academic medical centers and community clinics who received at least one dose of Descartes-08 or placebo. 26 36 patients randomized 1:1 ITT, Intention to Treat

Phase 2b baseline characteristics: highly symptomatic patient population with severe disease 1 For AChR, MuSK, and LRP4 antibodies 27 Mean age, years (SD) Female Male Weight Mean weight, kg (SD) White, non-Hispanic Other II III IV Anti-AChR antibody Anti-LRP4 antibody Seronegative1 QMG MG-ADL MGC MG-QoL-15r 16 (62%) 10 (38%) 10 (71%) 4 (29%) 6 (50%) Race and ethnicity 12 (86%) 12 (100%) 2 (14%) 98.7 (23.7) 24 (92%) 94.1 (20.7) 104.0 (26.6) Descartes-08 Placebo Total 56.7 (16.7) 60 (13.4) 58.2 (15.0) MGFA class at screening 4 (29%) 3 (25%) 7 (27%) 9 (64%) 9 (75%) 18 (69%) 1 (7%) 1 (4%) 55 (16–76) 50 (25-71) 51 (16–76) 0 (0%) 2 (8%) 19.5 (7.7) 17.3 (4.7) 18.5 (6.5) 6 (50%) 10.1 (2.9) 10.3 (3.2) 1 (4%) 3 (21%) 3 (25%) 6 (23%) 16.9 (7.2) 15.1 (4.0) 15.1 (4.0) 10.3 (3.2) 16.1 (6.4) 5 (2-23) Median age of disease onset, years (range) 16.1 (4.0) 16.1 (5.4) Mean baseline scores (SD) Median duration of disease, years (range) 10 (4–26) 6 (2–26) MG antibody status 10 (71%) 9 (75%) 19 (73%) 1 (7%) 0 (0%) 0 (0%)

Phase 2b prior and ongoing treatments: heavily pre-treated patient population * Significant imbalance (p<0.05) 28 Descartes-08 Placebo Total Pyridostigmine 9 (64%) 8 (67%) 17 (65%) Prednisone 8 (57%) 6 (50%) 14 (54%) Other immunosuppressants 8 (57%) 9 (75%) 17 (65%) Complement inhibitor 3 (21%) 5 (42%) 8 (31%) FcRN antagonist 4 (29%) 5 (42%) 9 (35%) 10 (71%) 10 (83%) 20 (77%) 3 (21%) 6 (50%) 9 (35%) 0 (0%) 5 (42%) 5 (19%) 3 (21%) 7 (58%) 10 (38%) 2 (14%) 0 (0%) 2 (8%) Pyridostigmine 9 (69%) 7 (58%) 16 (62%) Prednisone 8 (57%) 4 (33%) 12 (46%) Azathioprine 5 (21%) 1 (8%) 4 (15%) Mycophenolate mofetil 2 (14%) 5 (41%) 7 (27%) Complement inhibitor 1 (7%) 2 (14%) 3 (12%) Previous MG crisis requiring intubation MG ongoing therapy Previous myasthenia gravis therapies (standard of care) Previous intravenous immunoglobin Previous plasma exchange Diagnosis of thymoma* Previous thymectomy

® THERAPEUTICS 29 Descartes-08: Durable depletion of autoantibodies consistent with observed clinical responses and MoA • Three participants from Phase 2a study with detectable AChR antibody levels at baseline experienced autoantibody reductions by Month 6 • Reductions deepened further by Month 9, and were maintained at Month 12 Manuscript submitted for peer review; pre-print available at medRxiv.org Anti-acetylcholine receptor, AChR MoA, Mechanism of action

Clinical analyses of antigen-depletion therapies show BCMA-targeting with CAR-T may enable precision reset of autoantibody-producing PCs

Rituximab
(CD20+ cell depletion)


10k
2k
Autoreactivity
ns
Pre
Post
Rituximab

Minimal change in autoreactivity

Anti-CD19 CAR-T
(CD19+ cell depletion)


4k
1k
ns
Pre
Post
CD19

Minimal change in autoreactivity

Anti-BCMA CAR-T
(BCMA+ cell depletion)


7k
1k
***
Pre
Post
BCMA

Nearly full reset of autoreactivity

Bodansky et al., doi: 10.1101/2023.12.19.23300188

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Cartesian differentiation: Approved CAR-T therapies and other trials in the autoimmune space face fundamental hurdles created by integrating vectors 31 Conventional CAR-T (integrating viral vectors) targeting CD19 • Creates significant burden for patients in three areas • hospital admission • lymphodepletion/chemotherapy • cytokine release syndrome (CRS) risk • Patients with autoimmunity typically have much lower tolerance for these hurdles relative to cancer patients mRNA CAR T (no integration) targeting BCMA • mRNA enables transient expression  no need for significant T cell proliferation • Eliminates lymphodepletion and enables outpatient administration without CRS